Supplement dated November 26, 2025
to the following statutory prospectus(es):
Monument Advisor prospectus dated May 1, 2025

This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
Effective January 27, 2026, the following Investment Portfolio is no longer available to receive transfers or new purchase payments.
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Fidelity Variable Insurance Products - VIP Target Volatility Portfolio: Service Class 2
2.
The Board of Trustees (the "Board") of Fidelity Variable Insurance Products - VIP Target Volatility Portfolio: Service Class 2, the Board approved the liquidation (the "Liquidation") pursuant to which Fidelity Variable Insurance Products - VIP Target Volatility Portfolio: Service Class 2 will be liquidated. The liquidation is expected to occur on or about January 28, 2026 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the Contract:
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From the date of this supplement until the close of business on January 26, 2026, investors with allocations in the Fund may transfer allocations to any other available investment option. During this period, any transfers from the Fund will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets of the Fund will be transferred to Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class Y.
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After the Liquidation Date, any and all references to the Fund are deleted.
PROS-1133